UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-05655

DWS Municipal Income Trust

(Exact Name of Registrant as Specified in Charter)

222 South Riverside Plaza

Chicago, IL 60606

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	11/30

Date of reporting period:	5/31/07

ITEM 1.           REPORT TO STOCKHOLDERS

MAY 31, 2007

Semiannual Report
to Shareholders

DWS Municipal Income Trust

Contents

Click Here Performance Summary

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Other Information

Click Here Dividend Repurchase Plan

Click Here Shareholder Meeting Results

Click Here Additional Information

Click Here Privacy Statement

Investments in funds involve risk. Certain investors' income may be subject to the federal Alternative Minimum Tax (AMT), and federal, state and local taxes may apply. The fund invests in individual bonds whose yields and market values fluctuate, so that your investment may be worth more or less than its original cost. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond fund, can decline and the investor can lose principal value. Leverage results in additional risks and can magnify the effect of any losses. All of these factors may result in greater share price volatility. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one time public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the fund's shares is determined by a number of factors, several of which are beyond the control of the fund. Therefore, the fund cannot predict whether its shares will trade at, below or above net asset value.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary May 31, 2007

Performance is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.cef.dws-scudder.com for the Fund's most recent month-end performance.

Fund specific data and performance are provided for informational purposes only and are not intended for trading purposes.

Returns and rankings based on net asset value during all periods shown reflect a custodian fee reduction. Without this fee reduction, returns and rankings would have been lower.

Average Annual Total Returns as of 5/31/07
DWS Municipal Income Trust	6-Month‡	1-Year	3-Year	5-Year	10-Year
Based on Net Asset Value(a)	.22%	4.69%	5.45%	6.35%	6.54%
Based on Market Price(a)	5.75%	11.43%	7.01%	6.71%	4.87%
Lehman Brothers Municipal Bond Index(b)	.30%	4.84%	4.87%	4.94%	5.60%
Lipper General Closed-End Municipal Debt Funds (Leveraged) Category(c)	-.30%	5.92%	7.34%	7.01%	6.36%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
Net Asset Value and Market Price
	As of 5/31/07	As of 11/30/06
Net Asset Value	$ 11.89	$ 12.17
Market Price	$ 11.32	$ 10.98

Prices and net asset value fluctuate and are not guaranteed.

(a) Total return based on net asset value reflects changes in the Fund's net asset value during each period. Total return based on market price reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares traded during the period.
(b) The Lehman Brothers Municipal Bond Index is an unmanaged, unleveraged market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
(c) The Lipper General Closed-End Municipal Debt Funds (Leveraged) category includes closed-end funds that invest in general municipal debt issues in the top-four credit grades. Lipper figures represent the average of the total returns based on net asset value reported by all of the closed-end funds designated by Lipper Inc. as falling into the General Closed-End Municipal Debt Funds (Leveraged) Category. Category returns assume reinvestment of all distributions. It is not possible to invest directly into a Lipper category.
Distribution Information
Six Months as of 5/31/07: Income Dividends (common shareholders)	$ .29
May Income Dividends (common shareholders)	$ .0480
Current Annualized Distribution Rate (based on Net Asset Value) as of 5/31/07++	4.84%
Current Annualized Distribution Rate (based on Market Price) as of 5/31/07++	5.09%
Tax Equivalent Distribution Rate (based on Net Asset Value) as of 5/31/07++	7.45%
Tax Equivalent Distribution Rate (based on Market Price) as of 5/31/07++	7.83%
++ Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value/market price on May 31, 2007. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Tax equivalent distribution rate is based on the Fund's distribution rate and a marginal income tax rate of 35%. Distribution rates are historical, not guaranteed and will fluctuate.
Lipper Rankings — General Closed-End Municipal Debt Funds (Leveraged) Category as of 5/31/07
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	54	of	55	97
3-Year	51	of	55	92
5-Year	44	of	50	87
10-Year	17	of	39	43

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on net asset value total return with distributions reinvested.

Portfolio Management Review

Philip G. Condon and Eleanor R. Lynch serve as co-lead portfolio managers of DWS Municipal Income Trust. In the following interview, the DWS municipal bond team discusses the Fund's performance for the period and the market environment for municipal bonds.

Q: Will you describe the general market environment during the semiannual period ended May 31, 2007?

A: Municipal bonds delivered weak results over the six months. The municipal bond market, as measured by the Lehman Brothers Municipal Bond Index, delivered a total return of 0.30% for the six months ended May 31, 2007.1 The broad taxable bond market, as measured by the Lehman Brothers Aggregate Bond Index, delivered a total return of 0.69% for the same period.2

1 The Lehman Brothers Municipal Bond Index is an unmanaged, unleveraged market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years.
2 The Lehman Brothers Aggregate Bond Index is an unmanaged, unleveraged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities with average maturities of one year or more.
Index returns assume reinvestment of dividends and, unlike fund returns, do not include fees or expenses. It is not possible to invest directly into an index.

The US Federal Reserve Board (the Fed) held rates steady over the period. This left the federal funds rate — the overnight interbank lending rate and a benchmark for interest rates generally — at 5.25% at the end of May 2007. Municipal yields rose across all maturities over the six months. Since a bond's yield moves in the opposite direction of its price, this meant that prices of municipal bonds generally fell.

The relationship between supply of and demand for municipal issues can be an important factor in the performance of this market. High demand or low supply can drive municipal bond prices higher, while low demand or high supply can have the reverse effect. Supply nationally was heavy throughout the six months, reflecting historically low long-term rates as the fiscal period began. To illustrate, issuance over the first five months of 2007 was 30% above last year's pace. On the demand side, the municipal market has continued to be influenced by institutional investors using nontraditional strategies to benefit in a leveraged fashion from disparities between the tax-free and taxable markets. In addition, there has been ongoing interest from foreign buyers due to attractive features of the municipal market such as a relatively steep yield curve and low volatility compared to other available markets.3 Positive flows into tax-free mutual funds have supported the market as well.

3 The yield curve is a graph with a left-to-right line that shows how high or low yields are, from the shortest to the longest maturities. Typically (and when the yield curve is characterized as "steep," this is especially true) the line rises from left to right as investors who are willing to tie up their money for a longer period are rewarded with higher yields.

The municipal bond yield curve steepened slightly during the semiannual period. The two-year bond yield increased 23 basis points from 3.45% to 3.68%, while the 30-year yield increased 34 basis points to 4.25% from 3.91%, resulting in a total steepening of 11 basis points. (See accompanying graph for municipal bond yield changes from the beginning to the end of the period.)

Municipal Bond Yield Curve (as of 5/31/07 and 11/30/06)

Source: Municipal Market Data, AAA-rated universe

This chart is for illustrative purposes only and is not intended to represent the yield of any DWS fund. Performance is historical and does not guarantee future results.

Q: How did DWS Municipal Income Trust perform for the six-month period ended May 31, 2007?

A: DWS Municipal Income Trust delivered a total return based on net asset value of 0.22% for the semiannual period. The fund posted a total return based on market price of 5.75%. Its average peer in the Lipper General Closed-End Municipal Debt Funds (Leveraged) category delivered -0.30% in the period.4 The fund's benchmark, the Lehman Brothers Municipal Bond Index, returned 0.30%. (Past performance is no guarantee of future results. Please see pages 4 through 5 for more complete performance information.)

4 The Lipper General Closed-End Municipal Debt Funds (Leveraged) category includes closed-end funds that invest in general municipal debt issues in the top-four credit grades. Lipper figures represent the average of the total returns based on net asset value reported by all of the closed-end funds designated by Lipper Inc. as falling into the General Closed-End Municipal Debt Funds (Leveraged) Category. For the one-, five- and 10-year periods this category's average annual total return was 5.92% (55 funds), 7.01% (50 funds) and 6.36% (39 funds), respectively, as of 5/31/07. Category returns assume reinvestment of distributions. It is not possible to invest directly in a Lipper category.

Over the period, the discount at which the fund trades to its net asset value narrowed substantially from 9.8% to 4.8%. We believe this reflects market recognition of the high level of embedded income provided by the fund's holdings, which supported a dividend increase early in the period.

Q: How was the fund positioned, and how did this positioning contribute to its performance for the annual period ended May 31, 2007?

A: Over the period we continued to manage the fund with an eye on preserving its earnings capacity, meaning that we generally sought to avoid excessive sales of bonds carrying high distribution yields. As a result, the fund's duration profile has remained somewhat conservative due to the natural shortening of bonds held by the fund.5 The fund's slightly conservative structure with respect to interest rates helped returns given the increase in long-term rates over the period.

5 Duration is a measure of bond price volatility. Duration can be defined as the approximate percentage change in price for a 100-basis-point (one single percentage point) change in market interest rate levels. A duration of 1.25, for example, means that the price of a bond or bond portfolio should rise by approximately 1.25% for a one-percentage-point drop in interest rates, and that it should fall by 1.25% for a one-percentage-point rise in interest rates.

Another reason for the fund's conservative duration profile during much of the period is that the long-term flattening of the yield curve that has occurred has significantly reduced the income advantage provided by longer-term issues. In fact, at the start of the period, 30-year AAA-rated municipal bond yields were at their lowest levels in a generation.6 As long-term rates backed up over the period, we took advantage of opportunities to extend the fund's duration and increase income.

6 Rating agencies assign letter designations such as AAA, AA, and so forth as a measure of a bond issuer's ability to repay interest and principal in a timely manner. The lower the rating, the higher the probability of default.

With respect to credit risk, the yield advantage provided by BBB-rated versus AAA-rated issues has for some time been narrow by historical standards. We did not feel that we could justify any significant tilt toward lower quality given the minimal incremental reward. This helped performance as credit spreads began to widen over the period. Our holdings of tobacco-related issues helped returns again as this sector benefited from spread tightening and refunding activity.7 Ongoing refunding activity is the principal explanation for the increased representation of AAA-rated prerefunded bonds in the fund over the six-month period. The fund is currently well positioned should quality spreads continue to widen.

7 In a refunding, a municipality issues a bond to raise money to retire previously issued debt. The proceeds from the new issuance are generally invested in US Treasuries until the call date of the older bond.

The increase in short-term rates over the period was reflected in increased borrowing costs related to the fund's preferred shares. This constrained performance to a degree over the six months.

As noted above, institutional investors using nontraditional strategies have been driving a fundamental shift in the dynamics of the municipal market. As a result, we believe that despite the slight steepening that occurred over the period, the municipal yield curve can be expected to remain flatter than its history suggests is the norm. In addition, as their use in hedging strategies increases, municipal returns are becoming more influenced by those of other markets. We are monitoring these trends closely and factoring them into our decisions with respect to yield curve exposure.

At the end of the period, the 10-year municipal bond was yielding 80% of the comparable maturity Treasury bond before taking into account the impact of taxes, reflecting in our view a reasonably attractive valuation. We will continue to take a prudent approach to investing in the municipal market, while seeking to maintain a competitive dividend.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Portfolio Summary

Asset Allocation	5/31/07	11/30/06

Revenue Bonds	44%	47%
ETM/Prerefunded Bonds	35%	32%
US Government Secured	18%	17%
Lease Obligations	3%	4%
	100%	100%
Quality	5/31/07	11/30/06

AAA	74%	72%
AA	5%	4%
A	11%	14%
BBB	6%	8%
BB	1%	—
Not Rated	3%	2%
	100%	100%
Interest Rate Sensitivity	5/31/07	11/30/06

Average Maturity	5.4 years	4.5 years
Duration	4.5 years	4.1 years
Top Five State Allocations (% of Total Investment Portfolio)	5/31/07	11/30/06

California	15%	12%
Texas	15%	12%
New Jersey	8%	7%
New York	8%	9%
Illinois	6%	6%

Asset allocation, quality, interest rate sensitivity and state allocations are subject to change. Duration shown does not account for the leverage position of the Fund.

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

For more complete details about the Fund's investment portfolio, see page 12. A quarterly Fact Sheet is available upon request. Please see the Additional Information section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of May 31, 2007 (Unaudited)

	Principal Amount ($)	Value ($)

Municipal Bonds and Notes 152.4%
Alabama 3.5%
Camden, AL, Industrial Development Board Revenue, AMT, Series B, 6.375%, 12/1/2024	1,000,000	1,093,760
Huntsville, AL, Hospital & Healthcare Revenue, Health Care Authority, Series A, 5.75%, 6/1/2031	5,500,000	5,917,450
Huntsville, AL, Water & Sewer Revenue, AMT, 5.75%, 10/1/2011 (a)	8,560,000	8,993,136
		16,004,346
Arizona 1.6%
Arizona, Hospital & Healthcare Revenue, Health Facilities Authority, Catholic Healthcare West, Series A, 6.625%, 7/1/2020	7,000,000	7,607,740
California 22.6%
California, Health Facilities Financing Authority Revenue, Sutter Health, Series A, 5.0%, 11/15/2042	2,000,000	2,044,560
California, Special Assessment Revenue, Golden State Tobacco Securitization Corp.:
Series A-1, 5.0%, 6/1/2033	4,000,000	3,959,240
Series A, 5.0%, 6/1/2038 (a)	2,500,000	2,601,100
Series B, 5.625%, 6/1/2038	7,080,000	7,741,626
Series 2003-A-1, 6.75%, 6/1/2039	11,730,000	13,506,509
California, State General Obligation:
4.5%, 8/1/2030	15,000,000	14,588,700
Series 2, 5.0%, 9/1/2019	4,385,000	4,628,850
5.0%, 12/1/2020	4,600,000	4,842,558
5.0%, 3/1/2022 (a)	3,500,000	3,679,830
5.0%, 6/1/2028	3,000,000	3,115,170
5.125%, 4/1/2024	4,400,000	4,640,680
5.25%, 12/1/2021	10,215,000	10,939,652
Prerefunded, 5.25%, 4/1/2030	6,140,000	6,536,398
5.25%, 4/1/2030	110,000	115,834
California, State Public Works Board, Lease Revenue, Department of Corrections & Rehabilitation, Series H, 5.0%, 11/1/2031	2,500,000	2,595,975
California, State Public Works Board, Lease Revenue, Department of Mental Health, Series A, 5.5%, 6/1/2021	5,000,000	5,452,400
California, State Revenue Lease, Public Works Board, Department of Corrections, Series C, 5.5%, 6/1/2021	2,500,000	2,712,050
California, State University Revenue, Series D, 4.5%, 11/1/2037 (a)	7,000,000	6,925,310
Mount Diablo, CA, Unified School District, Election of 2002, 5.0%, 6/1/2029 (a)	2,000,000	2,098,760
Palmdale, CA, Water District Revenue, Certificates of Participation, 5.0%, 10/1/2034 (a)	2,000,000	2,074,400
		104,799,602
Colorado 4.6%
Colorado, Hospital & Healthcare Revenue, Portercare Adventist Health Project, 6.5%, 11/15/2031	1,000,000	1,112,710
Colorado, Hospital & Healthcare Revenue, Poudre Valley Health Facilities:
Series A, 5.5%, 12/1/2017 (a)	6,145,000	6,445,613
Series A, 6.0%, 12/1/2015 (a)	5,705,000	6,051,465
Series A, 6.0%, 12/1/2016 (a)	2,000,000	2,121,460
Colorado, Single Family Housing Revenue, AMT, Series B2, 7.25%, 10/1/2031	230,000	244,421
Denver, CO, Airport Revenue, AMT, Series A, 6.0%, 11/15/2014 (a)	5,000,000	5,299,950
		21,275,619
District of Columbia 8.2%
District of Columbia, Core City General Obligation, Series B, 5.5%, 6/1/2011 (a)	20,000,000	21,201,200
District of Columbia, ETM, Series A, Prerefunded, 5.5%, 6/1/2014 (a)	640,000	666,950
District of Columbia, General Obligation:
Prerefunded, Series A-2005, 5.25%, 6/1/2027 (a)	2,585,000	2,649,547
Series A-2005, 5.25%, 6/1/2027 (a)	8,245,000	8,419,217
District of Columbia, Howard University Revenue, Series A, 5.0%, 10/1/2023 (a)	2,810,000	2,963,061
District of Columbia, State General Obligation, Series A, 5.5%, 6/1/2014 (a)	1,860,000	1,933,210
		37,833,185
Florida 7.0%
Dade County, FL, Airport Revenue, AMT, Series A, 5.75%, 10/1/2026 (a)	13,000,000	13,267,150
Dade County, FL, Special Assessment Revenue:
Series B, Prerefunded, Zero Coupon, 10/1/2022 (a)	7,735,000	3,147,371
Series B, Prerefunded, Zero Coupon, 10/1/2024 (a)	16,955,000	6,076,333
Hillsborough County, FL, Industrial Development Revenue, University Community Hospital Project, Series A, 5.625%, 8/15/2023	1,000,000	1,029,100
Miami-Dade County, FL, Transportation/Tolls Revenue, Expressway Authority:
6.0%, 7/1/2013 (a)	1,665,000	1,781,633
6.0%, 7/1/2014 (a)	1,000,000	1,070,050
Orange County, FL, Health Facilities Authority Revenue, Orlando Regional Healthcare System, 5.75%, 12/1/2032	1,000,000	1,087,430
Palm Beach County, FL, School District Revenue Lease, Series A, Prerefunded, 5.75%, 8/1/2017 (a)	2,850,000	3,037,274
South Miami, FL, Health Facilities Authority Hospital Revenue, Baptist Health South Florida Group, 5.0%, 8/15/2032	2,000,000	2,050,500
		32,546,841
Georgia 1.9%
Atlanta, GA, General Obligation, Series A, 5.0%, 12/1/2021 (a)	4,455,000	4,720,652
Atlanta, GA, Water & Wastewater Revenue, Water Utilities Improvements, 5.0%, 11/1/2024 (a)	4,000,000	4,187,680
		8,908,332
Hawaii 4.5%
Hawaii, Airport System Revenue, AMT, Series B, 6.5%, 7/1/2013 (a)	8,800,000	9,479,184
Hawaii, Electric Revenue, Department of Budget & Finance, AMT, Series D, 6.15%, 1/1/2020 (a)	2,195,000	2,285,895
Hawaii, Port Authority Revenue, AMT:
Series A, 6.0%, 7/1/2011 (a)	2,950,000	3,148,211
Series A, 6.0%, 7/1/2012 (a)	3,135,000	3,320,780
Hawaii, State General Obligation, Series CT, Prerefunded, 5.75%, 9/1/2014 (a)	2,310,000	2,429,635
		20,663,705
Idaho 0.0%
Idaho, Single Family Housing Revenue, AMT, Series C2, 6.9%, 7/1/2025	80,000	80,107
Illinois 8.3%
Chicago, IL, Airport Revenue, O'Hare International Airport, AMT, 5.5%, 1/1/2014 (a)	10,000,000	10,444,600
Chicago, IL, Core City General Obligation:
Series A, Prerefunded, 6.0%, 1/1/2014 (a)	2,085,000	2,233,556
Series A, Prerefunded, 6.125%, 1/1/2015 (a)	2,000,000	2,149,700
Series A, 6.125%, 1/1/2016 (a)	2,000,000	2,149,700
Chicago, IL, Other General Obligation, Neighborhoods Alive 21 Project:
Series A, Prerefunded, 6.0%, 1/1/2015 (a)	1,000,000	1,071,250
Series A, 6.0%, 1/1/2017 (a)	1,000,000	1,071,250
Chicago, IL, Water Revenue, Series A, 5.0%, 11/1/2020 (a)	3,615,000	3,842,239
Illinois, Development Finance Authority, Hospital Revenue, Adventist Health System, Sunbelt Obligation, 5.5%, 11/15/2020	2,500,000	2,618,175
Illinois, Health Facilities Authority Revenue, Children's Memorial Hospital, Series A, Prerefunded, 5.625%, 8/15/2019 (a)	4,000,000	4,190,920
Illinois, Higher Education Revenue, DePaul University, Educational Facilities Authority:
Prerefunded, 5.625%, 10/1/2013 (a)	2,695,000	2,868,181
Prerefunded, 5.625%, 10/1/2015 (a)	1,710,000	1,819,884
Illinois, Sales & Special Tax Revenue, Metropolitan Pier & Exposition Authority:
Series A, ETM, 5.5%, 6/15/2017 (a)	1,955,000	2,198,065
Series A, 5.5%, 6/15/2017 (a)	1,555,000	1,732,659
		38,390,179
Indiana 1.2%
Indiana, Hospital & Healthcare Revenue, Health Facilities Authority, 5.5%, 11/1/2031	5,000,000	5,364,750
Kansas 0.7%
Overland Park, KS, Industrial Development Revenue, Series A, 7.375%, 1/1/2032	3,000,000	3,257,100
Kentucky 1.4%
Kentucky, Economic Development Finance Authority, Health System Revenue, Norton Healthcare:
Series A, Prerefunded, 6.5%, 10/1/2020	790,000	860,642
Series A, 6.5%, 10/1/2020	1,210,000	1,298,947
Series A, Prerefunded, 6.625%, 10/1/2028	3,130,000	3,421,998
Series A, 6.625%, 10/1/2028	870,000	948,317
		6,529,904
Louisiana 0.5%
Louisiana, Electric Revenue, 5.75%, 1/1/2013 (a)	2,000,000	2,172,980
Maine 1.4%
Maine, Hospital & Healthcare Revenue, Series D, 5.7%, 7/1/2013 (a)	375,000	375,518
Maine, Transportation/Tolls Revenue, 5.0%, 7/1/2017 (a)	6,165,000	6,304,452
		6,679,970
Maryland 0.6%
Maryland, Hospital & Healthcare Revenue, University of Maryland Medical System, 6.75%, 7/1/2030	2,500,000	2,732,925
Massachusetts 3.6%
Massachusetts, Airport Revenue, AMT, Series B, 5.5%, 7/1/2009 (a)	8,000,000	8,255,040
Massachusetts, Airport Revenue, U.S. Airways, Inc. Project, AMT, Series A, 5.875%, 9/1/2023 (a)	5,000,000	5,108,450
Massachusetts, Port Authority Revenue, AMT, Series B, 5.5%, 7/1/2015 (a)	3,000,000	3,117,210
		16,480,700
Michigan 2.1%
Chippewa County, MI, Hospital & Healthcare Revenue, Chippewa County War Memorial, Series B, 5.625%, 11/1/2014	1,500,000	1,499,745
Michigan, Industrial Development Revenue:
5.5%, 6/1/2018 (a)	3,425,000	3,576,282
5.75%, 6/1/2016 (a)	4,640,000	4,877,475
		9,953,502
Minnesota 1.6%
Minneapolis & St. Paul, MN, Airport Revenue, AMT, Series B, 6.0%, 1/1/2012 (a)	4,395,000	4,631,583
Minneapolis & St. Paul, MN, Port Authority Revenue, AMT, Series B, 5.625%, 1/1/2015 (a)	2,500,000	2,589,600
		7,221,183
Missouri 0.1%
Missouri, Hospital & Healthcare Revenue, Lake of the Ozarks General Hospital, 6.5%, 2/15/2021	365,000	369,194
Nevada 1.8%
Nevada, State General Obligation, Capital Improvement and Cultural Affairs Project, Series A, 5.5%, 2/1/2014	2,575,000	2,671,434
Washoe County, NV, School District General Obligation, Prerefunded, 5.75%, 6/1/2014 (a)	5,450,000	5,707,131
		8,378,565
New Jersey 12.5%
New Jersey, Casino Reinvestment Development Authority, Hotel Room Fee Revenue, 5.0%, 1/1/2025 (a)	4,000,000	4,216,280
New Jersey, Economic Development Authority Revenue, Cigarette Tax, 5.75%, 6/15/2034	1,090,000	1,165,842
New Jersey, Hospital & Healthcare Revenue, General Hospital Center at Passaic, ETM, 6.75%, 7/1/2019 (a)	5,000,000	6,030,200
New Jersey, Industrial Development Revenue, American Water Co., Inc. Project, AMT, Series A, 6.875%, 11/1/2034 (a)	10,775,000	10,905,162
New Jersey, Industrial Development Revenue, Economic Development Authority, Harrogate, Inc., Series A, 5.875%, 12/1/2026	1,400,000	1,432,578
New Jersey, Resource Recovery Revenue, Tobacco Settlement Financing Corp., 5.75%, 6/1/2032	2,025,000	2,163,834
New Jersey, State Agency General Obligation Lease, Transportation Trust Fund Authority, Series A, Prerefunded, 5.75%, 6/15/2017	10,000,000	10,553,000
New Jersey, Tobacco Settlement Financing Corp., Series 1-A, 5.0%, 6/1/2041	7,000,000	6,841,100
New Jersey, Transportation/Tolls Revenue, Economic Development Authority, Series A, Prerefunded, 5.75%, 5/1/2013 (a)	6,000,000	6,222,180
New Jersey, Transportation/Tolls Revenue, Garden State Parkway Project, Prerefunded, 5.6%, 1/1/2017 (a)	8,000,000	8,422,480
		57,952,656
New York 11.6%
Nassau County, NY, Hospital & Healthcare, 6.0%, 8/1/2015 (a)	3,390,000	3,608,553
New York, State Agency General Obligation Lease, Higher Education Revenue, Dormitory Authority, Bronx-Lebanon Hospital Center, Series E, 5.2%, 2/15/2016	1,770,000	1,814,657
New York, State Agency General Obligation Lease, Higher Education Revenue, Dormitory Authority, City University, Series A, 5.625%, 7/1/2016	1,500,000	1,646,670
New York, State Agency General Obligation Lease, Higher Education Revenue, Dormitory Authority, Jamaica Hospital, Series F, 5.2%, 2/15/2016	1,000,000	1,025,230
New York, State General Obligation, Tobacco Settlement Financing Corp., Series A-1, 5.25%, 6/1/2022 (a)	10,000,000	10,630,800
New York, Tobacco Settlement Financing Corp., Series B-1C, 5.5%, 6/1/2019	5,500,000	5,937,745
New York, Transportation/Tolls Revenue:
Prerefunded, 5.625%, 4/1/2013 (a)	5,000,000	5,216,000
Prerefunded, 5.75%, 4/1/2014 (a)	2,000,000	2,090,800
New York, NY, General Obligation:
Series G, 5.0%, 12/1/2023	2,000,000	2,094,420
Series D, 5.0%, 11/1/2024	7,500,000	7,813,200
Series F, Prerefunded, 5.25%, 8/1/2015 (a)	50,000	51,013
New York, NY, Municipal Water Finance Authority, Water & Sewer Systems Revenue, Series D, 5.0%, 6/15/2037	5,000,000	5,209,800
New York, NY, Sales & Special Tax Revenue, Transitional Finance Authority:
Series B, Prerefunded, 6.125%, 11/15/2014	1,645,000	1,767,799
Series B, 6.125%, 11/15/2014	355,000	381,501
Series B, Prerefunded, 6.125%, 11/15/2015	3,000,000	3,222,210
Niagara Falls, NY, School District General Obligation, 5.6%, 6/15/2014 (a)	1,180,000	1,302,803
		53,813,201
North Carolina 1.7%
Charlotte, NC, Airport Revenue, AMT:
Series B, 5.75%, 7/1/2013 (a)	2,480,000	2,580,589
Series B, 5.875%, 7/1/2014 (a)	1,140,000	1,188,815
North Carolina, Electric Revenue, Municipal Power Agency:
Series C, 5.375%, 1/1/2017	1,000,000	1,053,330
Series B, 6.375%, 1/1/2013	3,000,000	3,188,010
		8,010,744
North Dakota 0.8%
Grand Forks, ND, Hospital & Healthcare Revenue, Altru Health Care System, 7.125%, 8/15/2024	3,400,000	3,710,386
Ohio 1.3%
Green Springs, OH, Senior Care Revenue, St. Francis Health Care Center Project, Series A, 7.125%, 5/15/2025	6,000,000	5,999,820
Oklahoma 0.3%
Tulsa County, OK, Industrial Authority Revenue, First Mortgage Montercau, Series A, 3.9%*, 7/1/2032, BNP Paribas (b)	1,355,000	1,355,000
Oregon 2.3%
Oregon, State General Obligation Lease, Department of Administrative Services, Series A, Prerefunded, 6.25%, 5/1/2017 (a)	1,000,000	1,076,100
Oregon, State Revenue Lease, Department of Administrative Services, Series A, Prerefunded, 6.25%, 5/1/2018 (a)	1,000,000	1,076,100
Portland, OR, Special Assessment Revenue, Downtown Waterfront:
Series A, 5.625%, 6/15/2015 (a)	3,100,000	3,282,559
Series A, 5.75%, 6/15/2018 (a)	2,225,000	2,365,242
Series A, 5.75%, 6/15/2019 (a)	2,820,000	2,997,744
		10,797,745
Pennsylvania 1.7%
Pennsylvania, Hospital & Healthcare Revenue, Economic Development Financing Authority, UPMC Health System, Series A, 6.0%, 1/15/2031	2,570,000	2,758,458
Philadelphia, PA, Gas Works Revenue, Series A-1, 5.0%, 9/1/2029 (a)	5,000,000	5,182,600
		7,941,058
Puerto Rico 0.2%
Commonwealth of Puerto Rico, Public Improvement, Series A, 5.25%, 7/1/2030	1,000,000	1,058,820
Rhode Island 0.9%
Rhode Island, Special Assessment Revenue, Series A, 6.125%, 6/1/2032	4,000,000	4,290,920
South Carolina 2.6%
Greenwood County, SC, Hospital & Healthcare Revenue, South Carolina Memorial Hospital, 5.5%, 10/1/2031	1,500,000	1,561,650
South Carolina, Jobs Economic Development Authority, Hospital Facilities Revenue, Palmetto Health Alliance:
Series C, Prerefunded, 7.0%, 8/1/2030	4,825,000	5,607,374
Series C, 7.0%, 8/1/2030	595,000	689,890
Series A, Prerefunded, 7.375%, 12/15/2021	2,000,000	2,260,740
South Carolina, Tobacco Settlement Revenue Management Authority, Series B, 6.0%, 5/15/2022	2,000,000	2,125,060
		12,244,714
South Dakota 0.3%
South Dakota, State Health & Educational Facilities Authority Revenue, Sanford Health, 5.0%, 11/1/2027	1,500,000	1,545,480
Tennessee 4.9%
Clarksville, TN, Natural Gas Acquisition Corp., Gas Revenue, 5.0%, 12/15/2021	2,000,000	2,120,100
Memphis-Shelby County, TN, Airport Revenue, AMT, Series D, 6.25%, 3/1/2017 (a)	4,690,000	4,984,391
Shelby County, TN, Health Educational & Housing Facility Board, Hospital Revenue, Methodist Health Care:
EMT, 6.5%, 9/1/2026	2,615,000	2,938,057
Prerefunded, 6.5%, 9/1/2026	4,385,000	4,926,723
Tennessee, Energy Acquisition Corp., Gas Revenue, Series A, 5.25%, 9/1/2019	7,000,000	7,596,330
		22,565,601
Texas 21.6%
Austin, TX, Sales & Special Tax Revenue, Hotel Occupancy Tax:
6.0%, 11/15/2013 (a)	3,190,000	3,356,422
6.0%, 11/15/2015 (a)	3,480,000	3,661,552
6.0%, 11/15/2016 (a)	3,625,000	3,814,116
Brazos River, TX, Pollution Control Revenue, Brazos River Authority, Texas Utilities Electric Co. Project, AMT, Series C, 5.75%, 5/1/2036	3,965,000	4,078,201
Carrollton, TX, Farmers Branch Independent School District, School Building, 4.75%, 2/15/2032	5,000,000	5,091,200
Dallas-Fort Worth, TX, Airport Revenue, International Airport, AMT, Series A, 5.875%, 11/1/2016 (a)	6,500,000	6,949,345
El Paso, TX, State General Obligation:
5.875%, 8/15/2012 (a)	1,000,000	1,004,180
5.875%, 8/15/2013 (a)	1,570,000	1,576,563
Granbury, TX, Independent School District, 5.0%, 8/1/2024	3,365,000	3,533,856
Harlandale, TX, Independent School District, 5.0%, 8/15/2030	6,775,000	7,063,886
Harris County, TX, Hospital & Healthcare Revenue, Health Facilities Development Corp., Memorial Hermann Healthcare Systems, Series A, 6.375%, 6/1/2029	5,500,000	6,041,420
Houston, TX, Airport Revenue, People Mover Project, AMT, Series A, 5.5%, 7/15/2017 (a)	3,300,000	3,305,049
Houston, TX, Port Authority Revenue, Airport Revenue, AMT, Series A, 5.875%, 7/1/2014 (a)	3,960,000	4,165,603
Red River, TX, School District Revenue Lease, St. Mark's School Project, 6.0%, 8/15/2019	5,390,000	5,661,332
Socorro, TX, Independent School District, 5.0%, 8/15/2025	5,135,000	5,386,409
Tarrant County, TX, Cultural Educational Facilities Finance Corp. Revenue, Texas Health Resources, Series A, 5.0%, 2/15/2026	4,000,000	4,109,640
Tarrant County, TX, Hospital & Healthcare Revenue, Health Facilities Development Corp., 6.7%, 11/15/2030	4,500,000	4,942,170
Texas, Industrial Development Revenue, Waste Disposal Authority, AMT, Series A, 6.1%, 8/1/2024	2,000,000	2,124,620
Texas, State General Obligation, College Student Loans, AMT, 5.0%, 8/1/2021	4,015,000	4,016,004
Texas, State Turnpike Authority, Dallas Northway Revenue, 5.5%, 1/1/2015 (a)	14,605,000	15,034,679
Texas, White Settlement, Independent School District, 5.125%, 8/15/2026	5,035,000	5,328,994
		100,245,241
Virginia 0.3%
Virginia, Tobacco Settlement Financing Corp., Series B-1, 5.0%, 6/1/2047	1,200,000	1,176,204
Washington 5.5%
Seattle, WA, Airport Revenue, AMT, Series B, 6.0%, 2/1/2013 (a)	7,355,000	8,069,613
Seattle, WA, Special Assessment Revenue, AMT:
Series B, 5.5%, 9/1/2011 (a)	1,085,000	1,136,646
Series B, 5.75%, 9/1/2013 (a)	1,045,000	1,093,895
Skagit County, WA, School District General Obligation, School District No. 1, Burlington Edison, 5.625%, 12/1/2014 (a)	1,570,000	1,670,009
Snohomish County, WA, Electric Revenue, Public Utility District No. 1, 5.375%, 12/1/2024 (a)	3,000,000	3,142,290
Washington, Electric Revenue, Energy Northwest Columbia Generating, Series B, 6.0%, 7/1/2018 (a)	3,000,000	3,279,900
Washington, Hospital & Healthcare Revenue, Group Health Coop of Puget Sound, 5.375%, 12/1/2017 (a)	1,500,000	1,585,110
Washington, State General Obligation, Series A, 5.5%, 7/1/2016	4,835,000	5,002,388
Washington, State Housing Finance Commission, Nonprofit Revenue, YMCA Tacoma-Pierce County Project, 3.78%*, 12/1/2032, US Bank NA (b)	470,000	470,000
		25,449,851
West Virginia 4.4%
West Virginia, Hospital & Healthcare Revenue, Hospital Finance Authority, Charleston Medical Center:
Series A, 6.75%, 9/1/2022	2,355,000	2,556,423
6.75%, 9/1/2030	395,000	427,157
West Virginia, Hospital Finance Authority, Charleston Medical Center:
Prerefunded, 6.75%, 9/1/2022	9,645,000	10,568,509
Prerefunded, 6.75%, 9/1/2030	3,605,000	3,950,179
West Virginia, Water & Sewer Revenue, Water Development Authority, Series B, 5.25%, 11/1/2023 (a)	2,740,000	2,937,225
		20,439,493
Wisconsin 2.3%
Badge, WI, Tobacco Asset Securitization Corp., 6.125%, 6/1/2027	3,980,000	4,269,465
Wisconsin, Hospital & Healthcare Revenue, Health & Education Facilities Authority, Aurora Health Care, Inc., Series A, 5.6%, 2/15/2029	6,000,000	6,163,080
		10,432,545
Total Municipal Bonds and Notes (Cost $666,626,580)		706,279,908

Municipal Inverse Floating Rate Notes 8.3%
California 2.3%
San Jose, CA, Redevelopment Agency, Tax Allocation, Merged Area Redevelopment Project, Series C, 5.0%, 8/1/2025 (a) (c)	10,000,000	10,549,200
Trust: California, Puttable Floating Option, Tax Exempt Receipts, RITES-PA-1505, 144A, 5.822%, 8/1/2025, Leverage Factor at purchase date: 4 to 1
Illinois 1.6%
Aurora, IL, Single Family Mortgage Revenue, Series C, 5.5%, 6/1/2045 (c)	7,000,000	7,393,610
Trust: Illinois, Puttable Floating Option, Tax Exempt Receipts, RITES-PA-1449, 144A, AMT, 9.88%, 6/1/2045, Leverage Factor at purchase date: 4 to 1
Nevada 2.2%
Henderson, NV, Health Care Facilities Revenue, Catholic Healthcare West, Series B, 5.25%, 7/1/2031 (c)	10,000,000	10,412,800
Trust: Nevada, Puttable Floating Option, Tax Exempt Receipts, RITES-PA-1494, 144A, 8.88%, 7/1/2031, Leverage Factor at purchase date: 4 to 1
Texas 2.2%
Texas, Municipal Gas Acqusition & Supply Corp. I, Gas Supply Revenue, Series B, 4.148%**, 12/15/2017 (c)	10,000,000	9,995,000
Trust: Texas, Municipal Gas Acquisition & Supply Corp. I, Gas Supply Revenue, RITES-PA-1448, 144A, 4.266%, 12/15/2017, Leverage Factor at purchase date: 2 to 1
Total Municipal Inverse Floating Rate Notes (Cost $38,482,887)		38,350,610
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $705,109,467)+	160.7	744,630,518
Other Assets and Liabilities, Net	(3.5)	(16,339,930)
Preferred Shares, at Redemption Value	(57.2)	(265,000,000)
Net Assets Applicable to Common Shareholders	100.0	463,290,588
* Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are often payable on demand and are shown at their current rate as of May 31, 2007.
** Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of May 31, 2007,
+ The cost for federal income tax purposes was $704,614,245. At May 31, 2007, net unrealized appreciation for all securities based on tax cost was $40,016,273. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $40,618,240 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $601,967.
(a) Bond is insured by one of these companies:
Insurance Coverage	As a % of Total Investment Portfolio
Ambac Financial Group	14.0
Financial Guaranty Insurance Company	11.5
Financial Security Assurance, Inc.	15.5
MBIA Corp.	10.6
(b) Security incorporates a letter of credit from a major bank.
(c) Security forms part of the below tender option bond trust. The principal amount and value shown take into account the leverage factor.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

AMT: Subject to alternative minimum tax

ETM: Bonds bearing the description ETM (escrow to maturity) are collateralized usually by US Treasury securities which are held in escrow and used to repay principal and pay interest on bonds so designated.

Prerefunded: Bonds which are prerefunded are collateralized usually by US Treasury securities which are held in escrow and are used to repay principal and pay interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

RITES: Residual Interest Tax Exempt Security.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of May 31, 2007 (Unaudited)
Assets
Investments in securities, at value (cost $705,109,467)	$ 744,630,518
Cash	219,000
Receivable for investments sold	11,279,200
Interest receivable	12,308,715
Other assets	9,451
Total assets	768,446,884
Liabilities
Payable for investments purchased	13,773,400
Payable for floating rate notes issued	25,250,000
Distributions payable	318,478
Accrued management fee	326,805
Other accrued expenses and payables	487,613
Total liabilities	40,156,296
Remarketed preferred shares, at redemption value	265,000,000
Net assets applicable to common shareholders	$ 463,290,588
Net Assets
Net assets applicable to common shareholders consist of: Undistributed net investment income	109,149
Net unrealized appreciation (depreciation) on investments	39,521,051
Accumulated net realized gain (loss)	(4,583,140)
Paid-in capital	428,243,528
Net assets applicable to common shareholders	$ 463,290,588
Net Asset Value
Net Asset Value per common share ($463,290,588 ÷ 38,973,231 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.89

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended May 31, 2007 (Unaudited)
Investment Income
Income: Interest	$ 19,231,454
Expenses: Management fee	2,013,024
Services to shareholders	58,095
Custodian fees	19,178
Auditing	27,779
Legal	16,389
Trustees' fees and expenses	23,404
Reports to shareholders	41,556
Remarketing agent fee	330,343
Stock exchange listing fees	17,983
Interest expense and fees on floating rate notes	89,560
Other	62,628
Total expenses before expense reductions	2,699,939
Expense reductions	(29,466)
Total expenses after expense reductions	2,670,473
Net investment income	16,560,981
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	1,910,743
Net unrealized appreciation (depreciation) during the period on investments	(13,476,924)
Net gain (loss) on investment transactions	(11,566,181)
Dividends on remarketed preferred shares	(4,975,684)
Net increase (decrease) in net assets resulting from operations	$ 19,116

The accompanying notes are an integral part of the financial statements.

Statement of Cash Flows for the six months ended May 31, 2007 (Unaudited)
Cash Flows from Operating Activities:
Investment income received*	$ 19,608,640
Payment of operating expenses	(2,581,776)
Payment of interest expense	(89,560)
Proceeds from sales and maturities of investments	191,734,619
Purchases of investments	(192,413,743)
Cash provided (used) by operating activities	$ 16,258,180
Cash Flows from Financing Activities:
Reimbursement by Advisor	175,116
Distributions paid	(16,257,294)
Cash provided (used) by financing activities	(16,082,178)
Increase (decrease) in cash	176,002
Cash at beginning of period	42,998
Cash at end of period	$ 219,000
Reconciliation of Net Increase (Decrease) in Net Assets Resulting from Operations to Cash Provided (Used) by Operating Activities:
Net increase (decrease) in net assets resulting from operations (excluding dividends on remarketed preferred shares)	$ 4,994,800
Net (increase) decrease in cost of investments	(5,054,538)
Net (increase) decrease in unrealized appreciation (depreciation) on investments	13,476,924
(Increase) decrease in receivable for investments sold	(11,239,200)
(Increase) decrease in interest receivable	307,657
(Increase) decrease in other assets	(8,534)
Increase (decrease) in payable for investments purchased	13,773,400
Increase (decrease) in other accrued expenses and payables	7,671
Cash provided (used) by operating activities	$ 16,258,180
* Non-cash activity from market discount accretion and premium amortization in the net amount of $69,529 has been excluded from the Statement of Cash Flows.

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended May 31, 2007 (Unaudited)	Year Ended November 30, 2006
Operations: Net investment income	$ 16,560,981	$ 33,421,782
Net realized gain (loss) on investment transactions	1,910,743	(898,315)
Net unrealized appreciation (depreciation) during the period on investment transactions	(13,476,924)	2,288,488
Dividends on remarketed preferred shares	(4,975,684)	(9,282,908)
Net increase (decrease) in net assets resulting from operations	19,116	25,529,047
Distributions to common shareholders from: Net investment income	(11,224,290)	(24,214,594)
Fund share and paid-in capital transactions: Net proceeds from shares issued to common shareholders in reinvestment of distributions	—	655,914
Reimbursement by Advisor	175,116	—
Net increase (decrease) in net assets from Fund share and paid-in capital transactions	175,116	655,914
Increase (decrease) in net assets	(11,030,058)	1,970,367
Net assets at beginning of period	474,320,646	472,350,279
Net assets at end of period (including undistributed net investment income and distributions in excess of net investment income of $109,149 and $251,858, respectively)	$ 463,290,588	$ 474,320,646
Other Information
Common shares outstanding at beginning of period	38,973,231	38,919,429
Shares issued to common shareholders in reinvestment of distributions	—	53,802
Common shares outstanding at end of period	38,973,231	38,973,231

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended November 30,	2007[a]	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 12.17	$ 12.14	$ 12.42	$ 12.59	$ 12.18	$ 11.87
Income (loss) from investment operations: Net investment income[b]	.42	.86	.87	.89	.92	.91
Net realized and unrealized gain (loss) on investment transactions	(.28)	.03	(.17)	(.16)	.36	.22
Dividends on remarketed preferred shares (common share equivalent): From net investment income	(.13)	(.24)	(.17)	(.09)	(.07)	(.10)
Total from investment operations	.01	.65	.53	.64	1.21	1.03
Less distributions from: Net investment income	(.29)	(.62)	(.81)	(.81)	(.79)	(.72)
Net realized gain on investment transactions to common shareholders	—	—	—	—	(.01)	—
Total distributions to common shareholders	(.29)	(.62)	(.81)	(.81)	(.80)	(.72)
Net asset value, end of period	$ 11.89	$ 12.17	$ 12.14	$ 12.42	$ 12.59	$ 12.18
Market value, end of period	$ 11.32	$ 10.98	$ 12.40	$ 12.03	$ 11.96	$ 11.06
Total Return
Based on net asset value (%)[c]	.22d,g**	5.88[g]	4.45	5.50	10.53	9.36
Based on market value (%)[c]	5.75**	(6.47)	10.15	7.57	15.63	3.76
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	463	474	472	482	489	473
Ratio of expenses before custodian fee reductions (%) (based on net assets of common shares, including interest expense)[e]	1.15*	1.10	1.10	1.06	1.05	1.07
Ratio of expenses after custodian fee reductions (%) (based on net assets of common shares, including interest expense)[e]	1.14*	1.09	1.10	1.06	1.05	1.07
Ratio of expenses after custodian fee reductions (%) (based on net assets of common shares, excluding interest expense)	1.10*	1.09	1.10	1.06	1.05	1.07
Ratio of expenses before custodian fee reductions (%) (based on net assets of common and remarketed preferred shares. including interest expense)[e]	.74*	.71	.71	.68	.68	.69

The accompanying notes are an integral part of the financial statements.

Years Ended November 30, (continued)	2007[a]	2006	2005	2004	2003	2002
Ratio of expenses after custodian fee reductions (%) (based on net assets of common and remarketed preferred shares, including interest expense)[e]	.73*	.70	.71	.68	.68	.69
Ratio of expenses after custodian fee reductions (%) (based on net assets of common and remarketed preferred shares, excluding interest expense)	.71*	.70	.71	.68	.68	.69
Ratio of net investment income (%) (based on net assets of common shares)	7.08*	7.13	7.00	7.15	7.35	7.51
Ratio of net investment income (%) (based on net assets of common and remarketed preferred shares)	4.52*	4.55	4.52	4.62	4.75	4.80
Portfolio turnover rate (%)	55*	33	16	25	7	7
Remarketed preferred shares information at end of period: Aggregate amount outstanding ($ millions)	265	265	265	265	265	265
Asset coverage per share ($)[f]	13,741	13,949	13,912	14,097	14,225	13,900
Liquidation and market value per share ($)	5,000	5,000	5,000	5,000	5,000	5,000
[a] For the six months ended May 31, 2007 (Unaudited).
[b] Based on average common shares outstanding during the period.
[c] Total return based on net asset value reflects changes in the Fund's net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gains distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares traded during the period.
[d] Includes a non-recurring reimbursement from the Advisor for a fee previously charged to the Fund (see Note G). Excluding this non-recurring reimbursement, total return would have been 0.04%.
[e] Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. The accounting treatment for such transactions includes corresponding interest income.
[f] Asset coverage per share equals net assets of common shares plus the redemption value of the remarketed preferred shares divided by the total number of remarketed preferred shares outstanding at the end of the period.
[g] Total return would have been lower had certain fees not been reduced.
* Annualized ** Not annualized

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS Municipal Income Trust (the ``Fund'') is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as a closed-end, diversified management investment company organized as a Massachusetts business trust.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund, whose valuations are intended to reflect the mean between the bid and asked prices. If the pricing services are unable to provide valuations, the securities are valued at the mean of the most recent bid and asked quotations or evaluated price obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of May 31, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At November 30, 2006, the Fund had a net tax basis capital loss carryforward of approximately $6,659,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until November 30, 2007 ($822,000), November 30, 2008 ($3,602,000), November 30, 2011 ($1,323,000) and November 30, 2014 ($912,000), the respective expiration dates, whichever occurs first. In addition, from November 1, 2006 through November 30, 2006, the Fund incurred approximately $1,105 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending November 30, 2007.

In July 2006, FASB issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Fund is taxable in certain jurisdictions), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006. On December 22, 2006, the SEC indicated that they would not object if a Fund implements FIN 48 in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. Management is evaluating the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss and accretion of market discount on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Remarketed Preferred Shares. The Fund has issued and outstanding 10,800 Series A, 10,700 Series B, 10,800 Series C, 10,700 Series D and 10,000 Series E remarketed preferred shares, each at a liquidation value of $5,000 per share. The preferred shares are senior to and have certain class specific preferences over the common shares. The dividend rate on each series is set by the remarketing agent, and the dividends are generally paid every 28 days. The remarketing agent will pay each broker-dealer a service charge from funds provided by the Fund (remarketing agent fee). The 1940 Act requires that the preferred shareholders of the Fund, voting as a separate class, have the right to: a) elect at least two trustees at all times, and b) elect a majority of the trustees at any time when dividends on the preferred shares are unpaid for two full years. Unless otherwise required by law or under the terms of the preferred shares designation statement, each preferred share is entitled to one vote and preferred shareholders will vote together with common shareholders as a single class and have the same voting rights.

Inverse Floaters. Inverse floating rate notes are debt instruments with a weekly floating rate of interest that bears an inverse relationship to changes in short-term market interest rates. Investments in this type of instrument involve special risks as compared to investments in a fixed rate municipal security. The debt instrument in which the Fund may invest is a tender option bond trust (the "trust") which can be established by the Fund, a financial institution, or a broker consisting of underlying municipal obligations with intermediate to long maturities and a fixed interest rate. Other investors in the trust usually consist of money market fund investors receiving weekly floating interest rate payments who have put options with the financial institutions. The Fund may enter into shortfall and forbearance agreements by which a Fund agrees to reimburse the trust, in certain circumstances, for the difference between the liquidation value of the fixed rate municipal security held by the trust and the liquidation value of the floating rate notes. Certain inverse floating rate securities held by the Fund have been created with bonds purchased by the Fund and subsequently transferred to the trust. These transactions are considered a form of financing for accounting purposes. As a result, the Fund includes the original transferred bond and a corresponding liability equal to the floating rate note issued. The Fund does not consider the Fund's investment in inverse floaters borrowing within the meaning of the 1940 Act. Inverse floating rate notes exhibit added interest rate sensitivity compared to other bonds with a similar maturity. Moreover, since these securities are in a trust form, a sale may take longer to settle than the standard two days after the trade date. The weighted average outstanding daily balance of the floating rate notes during the period ended May 31, 2007 was approximately $4,530,220, with a weighted average interest rate of 3.99%.

Statement of Cash Flows. Information on financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The end of period cash amount shown in the Statement of Cash Flows represents the cash position in the Fund's custodian bank at May 31, 2007. Non-cash activity from market discount accretion and premium amortization has been excluded from the Statement of Cash Flows.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities in default of principal.

B. Purchases and Sales of Securities

During the six months ended May 31, 2007, purchases and sales of investment securities (excluding short-term investments) aggregated $206,187,143 and $202,973,819, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Investment Management Agreement. The Fund pays a monthly investment management fee of 1/12 of the annual rate of 0.55% of the Fund's average weekly net assets, computed and accrued daily and payable monthly.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent and dividend-paying agent functions to DST. DWS-SISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended May 31, 2007, the amount charged to the Fund by DWS-SISC aggregated $39,438, of which $18,325 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended May 31, 2007, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $15,346, of which $14,238 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Other Related Parties. Deutsche Bank Trust Company Americas, an affiliate of the Advisor, charges an Administration fee for the remarketed preferred shares. For the six months ended May 31, 2007, the amount charged to the Fund by Deutsche Bank Trust Company Americas aggregated $11,784, all of which is unpaid.

D. Fee Reductions

For the six months ended May 31, 2007, the Advisor agreed to reimburse the Fund $12,290, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the six months ended May 31, 2007, the Fund's custodian fees were reduced by $391 and $16,785, respectively, for custodian and transfer agent credits earned.

E. Line of Credit

The Fund and other affiliated funds (the ``Participants'') share in a $750 million revolving credit facility administered by JPMorgan Chase Bank, N.A. for temporary or emergency purposes. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Regulatory Matters and Litigation

Regulatory Settlements. The following discusses a number of settlements with various regulatory agencies involving the Fund's investment advisor and certain of its affiliates, as well as certain parallel private litigation matters. These settlements and litigation matters concern actions relating to improper trading, market timing and sales of shares of DWS Scudder open-end funds and do not involve the Fund.

On December 21, 2006, Deutsche Asset Management ("DeAM") settled proceedings with the Securities and Exchange Commission ("SEC") and the New York Attorney General on behalf of Deutsche Asset Management, Inc. ("DAMI") and Deutsche Investment Management Americas Inc. ("DIMA"), the investment advisors to many of the DWS Scudder funds, regarding allegations of improper trading of fund shares at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that, although the prospectuses for certain funds in the regulators' view indicated that the funds did not permit market timing, DAMI and DIMA breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DAMI and DIMA breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DAMI and DIMA neither admitted nor denied any wrongdoing.

The terms of the SEC settlement, which identified improper trading in the legacy Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank and have already been paid into an escrow account. In addition, among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future.

DeAM has also settled proceedings with the Illinois Secretary of State regarding market timing matters. The terms of the Illinois settlement provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

On September 28, 2006, the SEC and the National Association of Securities Dealers ("NASD") announced final agreements in which DIMA, DAMI and Scudder Distributors, Inc. ("SDI") (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds' (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DIMA and DAMI failed to disclose potential conflicts of interest to the fund Boards and to shareholders relating to SDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute Scudder Fund shares. These directed brokerage practices were discontinued in October 2003. Under the terms of the settlements, in which DIMA, DAMI and SDI neither admitted nor denied any of the regulators' findings, DIMA, DAMI and SDI paid disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. In addition, as part of the settlements, DIMA, DAMI and SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments.

The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations. Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

G. Payment made by Affiliates

During the six months ended May 31, 2007, the Advisor reimbursed the Fund $175,116 for a fee previously charged to the Fund. This reimbursement was treated as a capital contribution and is reported as "Reimbursement by Advisor" on the Statement of Changes in Net Assets.

Other Information

On March 7, 2007, the Board of Trustees appointed Paul Antosca as Assistant Treasurer of the fund.

Dividend Repurchase Plan

A. Participation

We invite you to review the description of the Dividend Reinvestment Plan (the ``Plan'') that is available to you as a shareholder of DWS Municipal Income Trust (the ``Fund''). If you wish to participate and your shares are held in your own name, simply contact DWS Scudder Investments Service Company, whose address and phone number are provided in Paragraph E, for the appropriate form. If your shares are held in the name of a brokerage firm, bank, or other nominee, you must instruct that nominee to re-register your shares in your name so that you may participate in the Plan, unless your nominee has made the Plan available on shares held by them. Shareholders who so elect will be deemed to have appointed UMB Bank, N.A. ("United Missouri Bank" or "UMB") as their agent and as agent for the Fund under the Plan.

B. Dividend Investment Account

The Fund's transfer agent and dividend disbursing agent or its delegate (the ``Transfer Agent'') will establish a Dividend Investment Account (the ``Account'') for each shareholder participating in the Plan. The Transfer Agent will credit to the Account of each participant funds it receives from the following sources: (a) cash dividends and capital gains distributions paid on shares of beneficial interest (the ``Shares'') of the Fund registered in the participant's name on the books of the Fund; and (b) cash dividends and capital gains distributions paid on Shares registered in the name of the Transfer Agent but credited to the participant's Account. Sources described in clauses (a) and (b) of the preceding sentence are hereinafter called ``Distributions.''

C. Investment of Distribution Funds Held in Each Account

If on the record date for a Distribution (the ``Record Date''), Shares are trading at a discount from net asset value per Share (according to the evaluation most recently made on Shares of the Fund), funds credited to a participant's Account will be used to purchase Shares (the ``Purchase''). UMB will attempt, commencing five days prior to the Payment Date and ending at the close of business on the Payment Date (``Payment Date'' as used herein shall mean the last business day of the month in which such Record Date occurs), to acquire Shares in the open market. If and to the extent that UMB is unable to acquire sufficient Shares to satisfy the Distribution by the close of business on the Payment Date, the Fund will issue to UMB Shares valued at net asset value per Share (according to the evaluation most recently made on Shares of the Fund) in the aggregate amount of the remaining value of the Distribution. If, on the Record Date, Shares are trading at a premium over net asset value per Share, the Fund will issue on the Payment Date, Shares valued at net asset value per Share on the Record Date to the Transfer Agent in the aggregate amount of the funds credited to the participants' accounts.

D. Voluntary Cash Contributions

A participant may from time to time make voluntary cash contributions to his Account by sending to Transfer Agent a check or money order, payable to Transfer Agent, in a minimum amount of $100 with appropriate accompanying instructions. (No more than $500 may be contributed per month.) Transfer Agent will inform UMB of the total funds available for the purchase of Shares and UMB will use the funds to purchase additional Shares for the participant's Account the earlier of: (a) when it next purchases Shares as a result of a Distribution or (b) on or shortly after the first day of each month and in no event more than 30 days after such date except when temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of federal securities laws. Cash contributions received more than fifteen calendar days or less than five calendar days prior to a Payment Date will be returned uninvested. Interest will not be paid on any uninvested cash contributions. Participants making voluntary cash investments will be charged a $.75 service fee for each such investment and will be responsible for their pro rata share of brokerage commissions.

E. Additional Information

Address all notices, correspondence, questions, or other communication regarding the Plan, or if you would like a copy of the Plan, to:

DWS Scudder Investments Service Company
P.O. Box 219066
Kansas City, Missouri 64121-9066
1-800-294-4366

F. Adjustment of Purchase Price

The Fund will increase the price at which Shares may be issued under the Plan to 95% of the fair market value of the shares on the Record Date if the net asset value per Share of the Shares on the Record Date is less than 95% of the fair market value of the Shares on the Record Date.

G. Determination of Purchase Price

The cost of Shares and fractional Shares acquired for each participant's Account in connection with a Purchase shall be determined by the average cost per Share, including brokerage commissions as described in Paragraph H hereof, of the Shares acquired by UMB in connection with that Purchase. Shareholders will receive a confirmation showing the average cost and number of Shares acquired as soon as practicable after the Transfer Agent has received or UMB has purchased Shares. The Transfer Agent may mingle the cash in a participant's account with similar funds of other participants of the Fund for whom UMB acts as agent under the Plan.

H. Brokerage Charges

There will be no brokerage charges with respect to Shares issued directly by the Fund as a result of Distributions. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to UMB's open market purchases in connection with the reinvestment of Distributions. Brokerage charges for purchasing small amounts of Shares for individual Accounts through the Plan can be expected to be less than the usual brokerage charges for such transactions, as UMB will be purchasing Shares for all participants in blocks and prorating the lower commission thus attainable.

I. Service Charges

There is no service charge by the Transfer Agent or UMB to shareholders who participate in the Plan other than service charges specified in Paragraphs D and M hereof. However, the Fund reserves the right to amend the Plan in the future to include a service charge.

J. Transfer of Shares Held by Agent

The Transfer Agent will maintain the participant's Account, hold the additional Shares acquired through the Plan in safekeeping and furnish the participant with written confirmation of all transactions in the Account. Shares in the Account are transferable upon proper written instructions to the Transfer Agent. Upon request to the Transfer Agent, a certificate for any or all full Shares in a participant's Account will be sent to the participant.

K. Shares Not Held in Shareholder's Name

Beneficial owners of Shares which are held in the name of a broker or nominee will not be automatically included in the Plan and will receive all distributions in cash. Such shareholders should contact the broker or nominee in whose name their Shares are held to determine whether and how they may participate in the Plan.

L. Amendments

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan, including provisions with respect to any Distribution paid, subsequent to notice thereof sent to participants in the Plan at least ninety days before the record date for such Distribution, except when such amendment is necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, in which case such amendment shall be effective as soon as practicable. The amendment shall be deemed to be accepted by each participant unless, prior to the effective date thereof, the Transfer Agent receives notice of the termination of such participant's account under the Plan in accordance with the terms hereof. The Plan may be terminated by the Fund.

M. Withdrawal from Plan

Shareholders may withdraw from the Plan at any time by giving the Transfer Agent a written notice. If the proceeds are $100,000 or less and the proceeds are to be payable to the shareholder of record and mailed to the address of record, a signature guarantee normally will not be required for notices by individual account owners (including joint account owners), otherwise a signature guarantee will be required. In addition, if the certificate is to be sent to anyone other than the registered owner(s) at the address of record, a signature guarantee will be required on the notice. A notice of withdrawal will be effective for the next Distribution following receipt of the notice by the Transfer Agent provided the notice is received by the Transfer Agent at least ten days prior to the Record Date for the Distribution. When a participant withdraws from the Plan, or when the Plan is terminated in accordance with Paragraph L hereof, the participant will receive a certificate for full Shares in the Account, plus a check for any fractional Shares based on market price; or if a Participant so desires, the Transfer Agent will notify UMB to sell his Shares in the Plan and send the proceeds to the participant, less brokerage commissions and a $2.50 service fee.

N. Tax Implications

Shareholders will receive tax information annually for personal records and to assist in preparation of their Federal income tax returns. If Shares are purchased at a discount, the amount of the discount is considered taxable income and is added to the cost basis of the purchased shares.

Shareholder Meeting Results

The Annual Meeting of Shareholders of DWS Municipal Income Trust (the "Fund") was held on May 24, 2007. The following matter was voted on by the shareholders of said Fund (the resulting votes are presented below):

I. To elect nine individuals to constitute the Board of Trustees of the Fund.

	Number of Votes:
	For	Withheld
John W. Ballantine	31,746,075	1,703,286
Donald L. Dunaway	31,729,982	1,719,380
James R. Edgar	31,742,568	1,706,793
Paul K. Freeman	31,723,396	1,725,965
Robert B. Hoffman	31,724,198	1,725,163
William McClayton	31,754,412	1,694,950
Shirley D. Peterson	31,704,995	1,744,367
Axel Schwarzer*	50,331	0
Robert H. Wadsworth*	50,331	0
* Elected by preferred shareholders.

Additional Information

Automated Information Line	DWS Scudder Closed-End Fund Info Line (800) 349-4281
Web Sites

www.dws-scudder.com

or visit our Direct Link:

www.cef.dws-scudder.com

Obtain quarterly fact sheets, financial reports, press releases and webcasts when available.

www.cef.dws-scudder/alerts.

Register online to receive email alerts on your DWS funds.

Written Correspondence	Deutsche Investment Management Americas Inc. 222 South Riverside Plaza Chicago, IL 60606
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Legal Counsel	Vedder, Price, Kaufman & Kammholz, P.C. 222 North LaSalle Street Chicago, IL 60601
Dividend Reinvestment Plan Agent	UMB Bank P.O. Box 410064 Kansas City, MO 64141-0064
Shareholder Service Agent and Transfer Agent	DWS Scudder Investments Service Company P.O. Box 219066 Kansas City, MO 64121-9066 (800) 294-4366
Custodian	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110
Independent Registered Public Accounting Firm	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
NYSE Symbol	KTF
CUSIP Numbers	Common Shares	23338M 106
	Series A (Preferred Shares)	23338M 205
	Series B (Preferred Shares)	23338M 304
	Series C (Preferred Shares)	23338M 403
	Series D (Preferred Shares)	23338M 502
	Series E (Preferred Shares)	23338M 601

Privacy Statement

This privacy statement is issued by DWS Scudder Distributors, Inc., Deutsche Investment Management Americas Inc., DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the DWS Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Scudder
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

September 2006

Notes

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs

December 1 through December 31	n/a	n/a	n/a	n/a
January 1 through January 31	n/a	n/a	n/a	n/a
February 1 through February 28	n/a	n/a	n/a	n/a
March 1 through March 31	n/a	n/a	n/a	n/a
April 1 through April 30	n/a	n/a	n/a	n/a
May 1 through May 31	n/a	n/a	n/a	n/a

Total	n/a	n/a	n/a	n/a

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Procedures and Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Fund's Secretary for the attention of the Chairman of the Nominating and Governance Committee, Two International Place, Boston, MA 02110. Suggestions for candidates must include a resume of the candidate.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)        There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Municipal Income Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	July 30, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Municipal Income Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	July 30, 2007

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	July 30, 2007